Supplement to the currently effective Statements of Additional Information of each of the Funds listed below:

DWS Balanced Fund
DWS High Income Plus Fund

The following replaces similar disclosure in the "Investment Policies and Techniques" section of each Fund's Statement of Additional Information:

Securities as a Result of Exchanges or Workouts. Consistent with the Fund's investment objectives, policies and restrictions, the Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

The following replaces similar disclosure in the "Investment Restrictions" section of the Statement of Additional Information for DWS High Income Plus Fund only:

As a matter of non-fundamental policy, the Fund may not:

(1) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(4) Acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, as amended.






               Please Retain This Supplement for Future Reference













January 15, 2009